[PHOTO OMITTED]

The
Gabelli
[LOGO]
Fund

FIRST QUARTER REPORT
      MARCH 31, 1998

                              The Gabelli ABC Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                              First Quarter Report
                                 March 31, 1998

To Our Shareholders,

      After a brief retreat in early January, stocks regained their momentum and indices across the market capitalization spectrum closed the quarter at or near record highs. The favorable economic backdrop for stocks - low inflation, low interest rates and solid corporate earnings growth - continued to buoy the market. However, the greatest driving force for the stock market continues to be liquidity. Deals, restructurings and share repurchase programs proved to be powerful factors underneath the market's strength. With the relatively uninspiring returns available from traditional alternatives to owning stocks, cash continued to flow into U.S. equity investments.

Investment Performance

      For the first quarter ended March 31, 1998, the Gabelli ABC Fund's total return was 4.0%. The Fund was up 15.6% over the trailing twelve month period. Since inception on May 14, 1993 through March 31, 1998, the Fund has a total return of 60.3%, which equates to an average annual return of 10.1%. The Fund seeks to achieve a positive return in various market environments. We see ourselves as an "enhanced money market."

                                            [Valuation Approach GRAPHIC OMITTED]

What We Do

      The Gabelli ABC Fund and its unique Performance Guaranty Program was created for conservative investors who had been reluctant to participate in the equity markets. In other words, it was a vehicle to allow investors to "get their feet wet" in the stock market without risking loss of capital. Our approach has been to maintain a diversified portfolio of value oriented equities, convertible preferred stocks, convertible bonds and U.S. Government securities. Conceptually, the upside potential of stocks would help produce greater total return potential than a straight bond or government securities fund and the risk in the equity portion of the portfolio would be diminished by the combination of lower risk convertible securities and virtually risk free U.S. Treasury Bills. To date, this approach has worked quite well. Although we have indefinitely suspended the Performance Guaranty Program, we believe the Fund's investment strategy can continue to produce favorable results.

INVESTMENT RESULTS (a)
--------------------------------------------------------------------------------
                                         Quarter
                          ---------------------------------------
                            1st      2nd         3rd        4th       Year
                            ---      ---         ---        ---       ----
1998: Net Asset Value     $10.64      --          --        --         --
      Total Return ......    4.0%     --          --        --         --
--------------------------------------------------------------------------------
1997: Net Asset Value     $ 9.98    $10.45      $10.74    $10.23     $10.23
      Total Return ......    1.4%      4.7%        2.8%      3.3%      12.8%
--------------------------------------------------------------------------------
1996: Net Asset Value     $10.10    $10.16      $ 9.77    $ 9.84     $ 9.84
      Total Return ......    4.1%      0.6%        0.8%      2.2%       7.8%
--------------------------------------------------------------------------------
1995: Net Asset Value     $ 9.94    $10.14      $10.41    $ 9.71     $ 9.71
      Total Return ......    3.9%      2.0%        2.7%      2.2%      11.2%
--------------------------------------------------------------------------------
1994: Net Asset Value     $10.12    $10.11      $10.42    $ 9.57     $ 9.57
      Total Return ......    0.9%     (0.1)%       3.1%      0.6%       4.5%
--------------------------------------------------------------------------------
1993: Net Asset Value       --      $10.10      $10.63    $10.03     $10.03
      Total Return ......   --         1.0%(b)     5.2%      2.6%       9.1%(b)
--------------------------------------------------------------------------------

----------------------------------------------
 Average Annual Returns - March 31, 1998 (a)
 -------------------------------------------

  1 Year.......................   15.6%
  3 Year.......................   10.6%
  Life of Fund (b).............   10.1%
----------------------------------------------

                        Dividend History
-----------------------------------------------------------
Payment (ex) Date       Rate Per Share   Reinvestment Price
-----------------       --------------   ------------------
December 29, 1997           $0.860             $10.17
December 27, 1996           $0.146             $ 9.83
September 30, 1996          $0.470             $ 9.77
December 28, 1995           $0.930             $ 9.71
December 28, 1994           $0.910             $ 9.52
December 31, 1993           $0.880             $10.03

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on May 14, 1993.

--------------------------------------------------------------------------------

History of the Fund

      The Gabelli ABC Fund was launched on May 14, 1993 with a minimum guaranteed total return of 6% through May 13, 1994. For 1994, 1995 and 1996, 5% Performance Guaranty Programs were in place. These programs were unique because they provided investors the full upside potential of the investment while guaranteeing a minimum total return. Gabelli Funds, Inc.'s fourth Performance Guaranty Program concluded on December 31, 1996 and a new program was not in effect for 1997. Although the Performance Guaranty Program is not being offered for 1998, the Fund continues striving to achieve the same objectives. In a market with the S&P 500 gaining over 30%, a minimum return guaranty of 5% appears dull and unattractive. However, in terms of market volatility, the Fund has provided comfort to the risk averse.

      The Adviser and Board of Directors are exploring several options for 1998. We are considering a longer term guaranty program in a closed end structure. This would require shareholder approval and would be an attractive format for initial investors. The program would be available to all investors in the Fund as of March 31, 1998.

      The Fund will continue to be managed, as it has been over the past five years, to provide an attractive rate of return without excessive risk of capital.

COMMENTARY

It Just Keeps Going, Going and Going!

      Despite being targeted by evil forces such as the Asian economic meltdown, high profile earnings disappointments in the technology sector and off-the-historical chart valuations, the stock market, like the "Energizer Bunny", just keeps going, going and going. We clearly underestimated the market's potential. The bad news is that based on almost any valuation benchmark, stocks are currently in historically unprecedented territory and the margin of safety is razor thin.

      Granted, it would be hard to imagine a better economic scenario for stocks. Economists are pegging inflation at 2.0% or lower and interest rates are low. Despite selected earnings dislocations resulting from Asian economic weakness, domestic corporate profits, on the whole, are meeting consensus expectations and Wall Street economists are predicting even better earnings growth in 1999. On the supply and demand front remember that stocks go up in the short run when there are more buyers than sellers continued strong merger and acquisition activity and substantial share repurchase programs are shrinking supply at a time when demand for stocks keeps rising. Put it all together, and it is understandable that stocks are advancing.

---------------------------------------------------------------------------------------
                                  Flow of Funds
                                  ($ Billions)

Sources                                        1993     1994     1995     1996     1997
                                               ----     ----     ----     ----     ----
U.S. Deals                                   $  234   $  340   $  511   $  652   $  919
Stock Buybacks                                   37       46       99      176      179
Equity Mutual Funds Net                         130      119      128      222      232
Dividends                                       204      230      274      309      333
                                             ------   ------   ------   ------   ------
     Sources:                                   605      735    1,012    1,359    1,663
                                             ------   ------   ------   ------   ------
Uses

IPOs                                            103       62       82      115      118
U.S./International Equity Capital Flow
   U.S. Purchases of Non-U.S. Equities          309      434      396      514      762
   International Purchases of U.S. Equities     246      387      346      457      723
                                             ------   ------   ------   ------   ------
     Net Flow:                                   63       47       50       57       39
                                             ------   ------   ------   ------   ------
     Uses:                                      166      109      132      172      157
                                             ------   ------   ------   ------   ------
     Net Flow of Funds:                      $  439   $  626   $  880   $1,187   $1,506
                                             ======   ======   ======   ======   ======

Sources: Securities Data Corp, Investment Company Institute, Birinyi Associates
---------------------------------------------------------------------------------------

Bear Watch

      Today, the two questions confronting equity investors are: What could happen to disrupt this ideal economic environment for stocks? And, even if the economic news continues to be good, isn't it already more than fully reflected in stock prices? In our last report to you, we shared a laundry list of our investment anxieties, which included problems in Asia spilling into Latin American currencies and economies, wage inflation not matched by productivity gains, oil prices rising significantly from today's low levels, a prospective crisis in confidence if Treasury Secretary Rubin leaves and the possibility that Federal Reserve Board Chairman Greenspan may step down at the end of his current term, and last, but not least, high equity valuations and a low margin of safety.

      We have many of the same worries today and our concern over equity valuations has been heightened by the market's sharp rise in the first quarter. As we have stated many times in the past, we believe valuations do matter and that ultimately stocks will trade at rational relationships to their economic value. We have to question whether even the best companies in this "best of all possible worlds" for stocks should trade at 50+ times earnings and three to four times annual earnings growth rates. We are sure value investors share this concern. However, money continues to flow into arguably the most overvalued sector of the market - the mega-cap growth stocks. It is somewhat of a reverse panic. Investors are afraid not to own these stocks. Mr. Market remains at work. It is increasingly difficult for us to find bargains in this environment.

      One would think professional investors (ie: mutual fund managers) would be exhibiting more restraint. Unfortunately, with mutual fund investors increasingly focused on short term performance, portfolio managers holding cash in a rising market have the life expectancy of fast dogs that chase cars. Many are holding their noses, closing their eyes, crossing their fingers and making investments that are difficult to justify on a fundamental basis. They may continue to be rewarded for throwing in the valuation towel. But, at some point, they and their shareholders will receive a painful reminder that the market will not suffer fools indefinitely.

      Consistent with the Fund's capital preservation mandate, approximately 68% of the portfolio's assets were in virtually risk free U.S. Treasury securities at the close of the first quarter. Another 2% of the assets were in higher yielding convertible bonds and preferred stocks. The remaining 30% of the assets were in a diverse group of equities that we believe are trading at quite reasonable valuations to economic worth.

Leveraged Stubs

      During the heyday of the leveraged buyout (LBO) in the 1980s, individuals did not have the opportunity to invest alongside leading LBO firms like Kohlberg, Kravis, Roberts (KKR) & Co. Now, they can and Gabelli ABC Fund shareholders are participating. To take advantage of current accounting regulations, LBO firms are no longer taking companies private by retiring all of a company's publicly held stock. Instead, they are leaving a small percentage (at least 13%) of equity ownership in public hands. These publicly traded shares are known as "stubs". This frees the companies from having to amortize goodwill against reported earnings. When LBO firms eventually unwind their large positions in these companies by selling equity back to the public, they may be able to obtain a better price due to the companies' cleaner earnings records.

      We are exploiting this opportunity to "partner" with focused LBO firms by buying fundamentally attractive "stubs". Current examples in the portfolio include CommNet Cellular (CELS - $45.625 - Nasdaq), a Colorado-based manager of rural cellular telephone systems in the mountain and plains states, and Dynatech (DYT - $48.375 - NYSE), a Massachusetts-based communications equipment company focused on network technology solutions and industrial computing. We continue to seek companies such as these that will allow us to participate in the investment strategies of the leading LBO firms.

Quips on Management

      Our Chief Investment Officer, Mario J. Gabelli, was recently interviewed by a leading investor relations consulting firm to discuss how we, as securities analysts, evaluate corporate managements. We would like to share with you excerpts from this interview . . .

      "Ideally, we like to own great companies with great management. Our second choice is great companies with mediocre management. Occasionally, we will take a chance on mediocre companies with talented new management that we believe can dramatically improve the business. Our rational is simple - we believe a princess who kisses a frog is more likely to turn into a frog than the frog is to turn into a prince.

      We don't feel we ask too much from corporate managements. We want them to have vision as to how the world is changing and a sensible plan to position their companies to take advantage of change rather than be overwhelmed by it. We want them to be focused on competitive issues in their industry and be proactive rather than reactive in meeting challenges from their competitors. We expect CEOs and CFOs, who in our opinion, should be joined at the hip, to know their companies intimately. If I or another one of our analysts spots something unusual in an annual report or 10-K, I expect management to be able to explain it. We want management to be honest with us. We always ask them to detail their company's strengths and weaknesses. When we hear a lot about the former and virtually nothing about the latter, we tend to be a little suspicious. Finally, and most importantly, we expect them to serve the interest of their companies' real owners - the shareholders. Managements that build a wall around themselves and their companies' values are betraying shareholders.

      We are not for or against corporate managements. We are for shareholders - our clients. We don't encourage managements to run their companies to maximize short term returns and sacrifice long term value. In fact, we respect managers that are willing to suffer through a few bad quarters for the greater long term good of their companies. Unlike many Wall Street research teams, we don't ask management to assess the value of their companies or to forecast future cash flows and earnings. That's our job. We ask only that they do their jobs--build the value of their businesses in a manner that benefits long term shareholders."

Let's Talk Stocks

      The following are company specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

American Bankers Insurance Group Inc. (ABI - $64.50 - NYSE) agreed to be acquired by Cendant Corp. (CD - $39.75 - NYSE) for $3.1 billion, or $67 per share, in stock and cash, making it a leading direct-marketer of insurance. American Bankers had been the object of a bidding war since late January, when Cendant unveiled a $58 per share, or $2.7 billion, tender offer, topping a $47 per share, or $2.2 billion, bid that American International Group proposed in December. AIG matched the bid on March 2, after trying to hobble Cendant with legal and regulatory filings. Cendant retaliated with a $67 per share offer on March 16. AIG declined to match Cendant's bid but walked away with a $110 million breakup fee. Cendant wants to add credit life insurance to the range of travel, shopping and other services it sells to millions of consumers. The agreed $67 per share offer consists of one-half stock and one-half cash. The cash portion is being paid through a tender offer with the balance to be paid in Cendant stock. The tender offer and stock swap are conditioned on the companies receiving several state insurance regulatory approvals and is expected to be completed by the end of the second quarter.

Argonaut Group Inc. (AGII - $36.125 - Nasdaq) announced the hiring of Credit Suisse First Boston to examine a possible merger that would allow shareholders to benefit from the consolidation that is sweeping the insurance industry. Los Angeles-based Argonaut is primarily engaged in the selling, underwriting and servicing of workers compensation and other forms of commercial coverage. The company decided to explore available alternatives in order to enhance shareholder value. Argonaut reported revenue of $256 million last year and income from operations were $45 million.

BET Holdings Inc. (BTV - $61.125 - NYSE) is a media and entertainment company that primarily targets black consumers, a market that was estimated to have spent over $450 billion in 1997. BTV's core business is Black Entertainment Television (BET), an advertiser-supported cable television programming service. Of the 70 million cable households in the U.S., BET reaches over 51 million. BET on Jazz: The Cable Jazz Channel produced nearly 150 hours of original jazz programming in 1997. Action Pay-Per-View's subscriber base has grown to over nine million as the service expands beyond a traditional urban audience. The company is leveraging its brand identity into markets including pay-per-view movies, direct merchandising and magazine publishing. The $48 per share offer from a group led by founder Robert Johnson to take BTV private has been increased to $63 per share.

Catellus Development Corp. (CDX - $18.5625 - NYSE) is a diversified real estate operating company that owns, manages and develops real estate for its own portfolio and others. The company's portfolio includes over 16 million square feet of income producing properties and 5,300 acres of land leases. Catellus has 837,000 acres of land as well as additional square footage of industrial buildings under development.

Handy & Harman (HNH - $35.1875 - NYSE) accepted a sweetened offer from WHX Corp. (WHX - $16.3125 - NYSE) for $645 million in cash and assumed debt, helping WHX cut its pension liability. WHX, which sweetened its offer after an earlier $30 per share bid was rejected, commenced a cash tender offer for Handy & Harman at $35.25 per share. WHX already owns nearly 14% of the New York-based precious metals and auto parts maker and will assume roughly $190 million of debt in the purchase. The agreement is the third recent attempt by WHX to buy a company. Cutting its $178 million pension liability would make the ninth largest U.S. steelmaker a stronger candidate for a takeover or spin-off. The tender offer is expected to be completed during the second quarter.

Lukens Inc. (LUC - $32.6875 - NYSE) announced that Bethlehem Steel (BS - $13.5625 - NYSE) won the bidding war for the company, nabbing the specialty steel-maker for $740 million by persuading rival bidder Allegheny Teledyne to walk away in exchange for some Lukens assets and other concessions. Bethlehem Steel, which wants Lukens' profitable steel plate business, will sell some of Lukens' stainless steel assets to Allegheny for $175 million and find buyers for the remainder of the stainless business. Bethlehem Steel will pay $740 million in cash, stock and assumed debt for Lukens. Shareholders will be able to elect to receive either $30 per share in cash or $30 in BS stock, with a maximum of 68% to be paid in cash. If Bethlehem is trading above $10.42 per share before the close of the transaction, then Lukens' shareholders will receive a fixed ratio of 2.878 of Bethlehem shares for each Lukens share. The sweetened offer, made on January 5, topped Allegheny's bid of $715 million in cash and assumed debt, or $28 per share. The transaction has received antitrust approval and is subject to shareholder approval, which is expected to be obtained during the second quarter.

Nashua Corp. (NSH - $14.5625 - NYSE) markets specialty imaging products and services to consumers and commercial customers. The company's products include domestic photofinishing services, imaging supplies and pressure-sensitive labels. Nashua is attempting to narrow its business focus by selling its specialty coated products division and its international photo finishing businesses.

Sprint Corp. (FON - $67.6875 - NYSE) is the third largest long distance carrier and the second largest independent local telephone company in the U.S. Sprint has positioned itself globally through a joint venture with France Telecom and Deutsche Telekom, called Global One, which purchased a 20% stake in Sprint in 1996 for $3.5 billion. Sprint has a promising national PCS and wireless joint venture with three major cable operators: Tele-Communications Inc., Comcast and Cox Communications. FON faces risks from prospective new entrants in its long distance business which may be offset by the PCS venture and its own pursuit of the $100 billion local telephone market.

Syratech Corp. (SYRA - $35.50 - Nasdaq) was acquired by Boston financier Thomas
H. Lee for approximately $281 million, expanding his portfolio of small to mid-size growth companies. Lee paid $32 per share for Syratech, a maker of gifts, silverware and Faberware pots and pans. Leonard Florence, Chairman and CEO of Syratech, and certain other executive officers of the company retained equity interests in the surviving entity having an aggregate value of at least $24 million. There were approximately nine million Syratech shares outstanding, of which Mr. Florence owned approximately 32%. Shareholders could have elected to receive $32 per share in cash or retain as much as 32% of their holdings in the form of the new company created after the merger. The transaction was completed in April 1997.

Ticketmaster Group Inc. (TKTM - $30.125 - Nasdaq) accepted a sweetened bid from USA Networks Inc. (USAI - $27.25 - Nasdaq) for almost $400 million, or $29.70 per share, in stock. Following protests by Ticketmaster executives and investors that the first offer was too low, USA Networks boosted its bid by 17%. In October 1997, USA Networks offered nearly $340 million, or $25.30 per share, in an unsolicited bid for the one-half of Ticketmaster that USA Networks did not already own. Under the new agreement, USA Networks will swap 1.126 shares for each Ticketmaster share, up from 1.012 shares. USA Networks, which was then known as HSN Inc., bought the first one-half of Ticketmaster from its chairman, Paul Allen, for $235 million. USA Networks wants to use Ticketmaster, the nation's largest seller of tickets to events such as concerts, to boost its expansion into on-line shopping. The transaction is expected to be completed by the end of June.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli ABC Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

No Load - Effective January 2, 1997

      Effective January 2, 1997, the Fund no longer imposes a front end sales charge. All purchases made after January 1, 1997 are no load, that is, without a sales charge. New and current shareholders may purchase shares of the Fund at any time.

The Roth IRA

      The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

In Conclusion

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABCX. Please call us during the business day for further information.

      After just three months, The Gabelli ABC Fund is well on its way to achieving its annual total return objective. We are concerned about equity valuations and doubt the stock market can continue to appreciate at such a torrid pace. If the market does lose momentum or a catalyst emerges to spark a significant correction, we believe Fund shareholders will more fully appreciate our capital preservation-oriented approach. We thank you for your loyalty and as always, pledge our best efforts on your behalf.

                                   Sincerely,


                                   /s/ Mario J. Gabelli

                                   Mario J. Gabelli, CFA
                                   Portfolio Manager and
                                   Chief Investment Officer

April 30, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                 March 31, 1998

American Bankers Insurance Group              Ticketmaster Group Inc.
Nashua Corp.                                  Sprint Corp. 8.25% Cv. Pfd.
Handy & Harman                                Syratech Corp.
Catellus Development Corp.                    Argonaut Group Inc.
BET Holdings Inc.                             Lukens Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager, only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli ABC Fund
Portfolio of Investments -- March 31, 1998 (Unaudited)
================================================================================

                                                                    Market
     Shares                                                          Value
     ------                                                          -----

                  COMMON STOCKS -- 30.0%

                  Automotive: Parts and Accessories -- 2.0%
     30,000       Handy & Harman .............................   $ 1,055,625
      6,000       Modine Manufacturing Co. ...................       208,500
                                                                 -----------
                                                                   1,264,125
                                                                 -----------
                  Aviation: Parts and Services -- 0.9%
     20,000       Fairchild Corp., Cl. A+ ....................       431,250
      6,000       Hi-Shear Industries Inc.+ ..................        16,875
      2,500       Hudson General Corp. .......................       118,125
                                                                 -----------
                                                                     566,250
                                                                 -----------
                  Broadcasting -- 0.2%
      2,000       American Radio Systems Corp.+ ..............       126,875
                                                                 -----------
                  Business Services -- 3.7%
        516       Fisher Scientific International Inc. .......        39,990
    150,000       Nashua Corp.+ ..............................     2,184,375
      2,000       Waste Management Inc. ......................        61,625
                                                                 -----------
                                                                   2,285,990
                                                                 -----------
                  Cable -- 0.1%
      2,000       TCI Ventures Group .........................        35,125
                                                                 -----------
                  Communications Equipment -- 0.5%
      6,000       Dynatech Corp.+ ............................       289,125
                                                                 -----------
                  Computer Software and Services -- 0.0%
        138       DecisionOne Holdings Corp.+ ................         2,682
                                                                 -----------
                  Consumer Products -- 0.4%
     13,000       Carter-Wallace Inc. ........................       236,438
                                                                 -----------
                  Consumer Services -- 1.5%
     30,000       Ticketmaster Group Inc. ....................       903,750
                                                                 -----------
                  Diversified Industrial -- 2.1%
     20,000       Green (A.P.) Industries Inc. ...............       437,500
     10,000       Katy Industries Inc. .......................       190,000
     20,000       Lukens Inc. ................................       653,750
                                                                 -----------
                                                                   1,281,250
                                                                 -----------
                  Energy -- 1.1%
      3,500       Pennzoil Co. ...............................       226,188
     16,000       Southwest Gas Corp. ........................       334,000
      2,000       Wicor Inc. .................................        96,750
                                                                 -----------
                                                                     656,938
                                                                 -----------
                  Entertainment -- 3.4%
     15,000       BET Holdings Inc. ..........................       916,875
      1,000       Fisher Companies Inc. ......................        64,000
     10,000       Florida Panthers Holdings Inc. .............       222,500
     35,000       TCI Music Inc., Cl. A ......................       274,531
     10,000       Topps Co. Inc.+ ............................        25,625
     11,000       Viacom Inc., Cl. A+ ........................       584,375
                                                                 -----------
                                                                   2,087,906
                                                                 -----------
                  Equipment and Supplies -- 1.6%
      6,000       Ampco-Pittsburgh Corp. .....................       111,000
      3,000       Amphenol Corp., Cl. A+ .....................       173,063
      5,000       Navistar International Corp. ...............       175,000
     30,000       Portec Inc. ................................       466,875
      2,000       Thermadyne Holdings Corp. ..................        67,750
                                                                 -----------
                                                                     993,688
                                                                 -----------
                  Financial Services -- 5.5%
     40,000       American Bankers Insurance Group Inc. ......     2,579,999
     20,800       Argonaut Group Inc. ........................       751,400
      2,000       Leucadia National Corp. ....................        78,750
      2,500       Pioneer Group Inc. .........................        78,125
                                                                 -----------
                                                                   3,488,274
                                                                 -----------
                  Food and Beverage -- 0.8%
     25,000       Advantica Restaurant Group Inc. ............       234,375
     10,000       Grist Mill Co. .............................       146,875
      5,000       Whitman Corp. ..............................        98,750
                                                                 -----------
                                                                     480,000
                                                                 -----------
                  Health Care -- 0.7%
      6,000       Genentech Inc.+ ............................       422,625
                                                                 -----------
                  Hotels and Gaming -- 0.2%
     15,000       Aztar Corp.+ ...............................       129,375
                                                                 -----------
                  Metals and Mining -- 0.0%
     30,000       Pegasus Gold Inc. ..........................        13,290
     10,000       Royal Oak Mines Inc.+ ......................        11,875
                                                                 -----------
                                                                      25,165
                                                                 -----------
                  Publishing -- 0.0%
      1,000       Reader's Digest Association Inc., Cl. B ....        26,875
                                                                 -----------
                  Real Estate -- 2.0%
     50,000       Catellus Development Corp.+ ................       928,125
     20,000       Griffin Land & Nurseries Inc.+ .............       300,000
      1,000       Property Capital Trust .....................           688
                                                                 -----------
                                                                   1,228,813
                                                                 -----------
                  Retail -- 1.8%
     18,000       Bruno's Inc.+ ..............................        30,375
      6,000       Giant Food Inc., Cl. A .....................       231,750
      5,000       Lillian Vernon Corp. .......................        87,188
     23,630       Syratech Corp.+ ............................       788,651
                                                                 -----------
                                                                   1,137,964
                                                                 -----------
                  Telecommunications -- 0.6%
     20,150       Citizens Utilities Co., Cl. B+ .............       212,834
      2,000       Southern New England
                    Telecommunications Corp. .................       144,625
      1,000       Startec Global Communications Corp.+ .......        25,000
                                                                 -----------
                                                                     382,459
                                                                 -----------

The Gabelli ABC Fund
Portfolio of Investments (Continued) -- March 31, 1998 (Unaudited)
================================================================================

                                                                    Market
     Shares                                                          Value
     ------                                                          -----

                  Utilities -- 0.3%
     10,000       United Water Resources Inc. ................   $   180,625
                                                                 -----------
                  Wireless Communications -- 0.6%
      2,219       CommNet Cellular Inc. ......................       101,242
      2,500       TCI Satellite Entertainment Inc., Cl. A+ ...        17,813
      5,000       Telephone and Data Systems Inc. ............       237,499
                                                                 -----------
                                                                     356,554
                                                                 -----------
                  TOTAL COMMON STOCKS                             18,588,871
                                                                 -----------
                  CONVERTIBLE PREFERRED STOCKS -- 1.5%

                  Publishing -- 0.0%
        500       Golden Books Family Entertainment Inc.
                    8.75% Cv. Pfd. (a) .......................        27,313
                                                                 -----------
                  Telecommunications -- 1.5%
      1,000       Citizens Utilities Co. 5.00% Cv. Pfd. ......        49,000
     13,500       Sprint Corp. 8.25% Cv. Pfd. ................       865,687
                                                                 -----------
                                                                     914,687
                                                                 -----------
                  TOTAL CONVERTIBLE
                  PREFERRED STOCKS ...........................       942,000
                                                                 -----------
                  RIGHTS -- 0.0%

                  Computer Software and Services -- 0.0%
     17,500       Fusion Systems Corp.+ ......................         3,828
                                                                 -----------

   Principal                                                        Market
     Amount                                                          Value
     ------                                                          -----
                  CONVERTIBLE CORPORATE BONDS -- 0.0%

                  Consumer Products -- 0.0%
$    17,000       Fieldcrest Cannon Inc. Sub. Deb. Cv.
                    6.00%, 03/15/12 ..........................   $    15,428
                                                                 -----------
                  Retail -- 0.0%
    200,000       RDM Sports Group Inc. Cv.
                    8.00%, 08/15/03 ..........................        12,000
                                                                 -----------
                  TOTAL CONVERTIBLE
                  CORPORATE BONDS ............................        27,428
                                                                 -----------

                  U.S. GOVERNMENT OBLIGATIONS -- 67.9%
 42,228,000       U.S. Treasury Bills, 5.27% to 5.43%,
                    due 04/16/98 to 05/28/98++ ...............    42,094,448
                                                                 -----------
                  TOTAL INVESTMENTS -- 99.5%
                    (Cost $59,981,018) .......................    61,656,574

                  Other Assets and
                    Liabilities (Net) -- 0.5% ................       299,833
                                                                 -----------
                  NET ASSETS -- 100.0%
                    (5,824,830 shares outstanding) ...........   $61,956,407
                                                                 ===========

                  NET ASSET VALUE, Offering and
                    Redemption Price Per Share ...............   $     10.64
                                                                 ===========

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 1998, the market value of Rule 144A securities amounted to $27,313 or 0.04% of net assets.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.

                              The Gabelli ABC Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                            e-mail: info@gabelli.com
                             http://www.gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                             Karl Otto Pohl
Chairman and Chief                                Former President
Investment Officer                                Deutsche Bundesbank
Gabelli Funds, Inc.
                                                  Werner J. Roeder, MD
Anthony J. Colavita                               Director of Surgery
Attorney-at-Law                                   Lawrence Hospital
Anthony J. Colavita, P.C.

Vincent D. Enright
Senior Vice President and
Chief Financial Officer
KeySpan Energy Corp.

                                    Officers

Mario J. Gabelli, CFA                             Bruce N. Alpert
President and Chief                               Vice President
Investment Officer                                and Treasurer

James E. McKee
Secretary

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

             -------------------------------------------------------
             This report is submitted for the general information of the share holders of The Gabelli ABC Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
             -------------------------------------------------------